SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
December 29, 2004

UNITED THERAPEUTICS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-26301	52-1984749

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1110 Spring Street
Silver Spring, MD 20910
(Address of principal executive offices including Zip Code)

(301) 608-9292

(Registrant’s telephone number, including area code)

N.A.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

     The Compensation Committee of the Board of Directors of United Therapeutics Corporation (the “Company”) has approved amendments to the following agreements of its named executive officers, effective December 29, 2004: Executive Employment Agreement between Martine A. Rothblatt, Ph.D. and the Company, dated April 2, 1999, as previously amended (the “Rothblatt Agreement”); Employment Agreement between Roger Jeffs, Ph.D. and the Company, dated November 29, 2000, as previously amended (the “Jeffs Agreement”); Employment Agreement between Fred Hadeed and the Company, dated January 3, 2000, as previously amended (the “Hadeed Agreement”); and the Employment Agreement between Paul A. Mahon and the Company, dated June 16, 2001, as previously amended (the “Mahon Agreement”).

     The Rothblatt Agreement has been amended to extend the stock option exercise period upon termination, and to provide for the ability of Dr. Rothblatt to take a senior advisor position with the Company upon termination, as more particularly described in Exhibit 10.1 hereto, which exhibit is incorporated herein by reference. The Jeffs Agreement has been amended to revise the term of that agreement, to revise the compensation upon termination without cause provision, and to provide for the ability of Dr. Jeffs to take a senior advisor position with the Company upon termination, as more particularly described in Exhibit 10.2 hereto, which exhibit is incorporated herein by reference. The Hadeed Agreement has been amended to revise the term of the agreement, to revise the compensation upon termination without cause provision, and to provide for the ability of Mr. Hadeed to take a senior advisor position with the Company upon termination, as more particularly described in Exhibit 10.3 hereto, which exhibit is incorporated herein by reference. The Mahon Agreement has been amended to revise the compensation upon termination without cause provision and to provide for the ability of Mr. Mahon to take a senior advisor position with the Company upon termination, as more particularly described in Exhibit 10.4 hereto, which exhibit is incorporated herein by reference.

Item 9.01 Exhibits.

     (c) Exhibits

Exhibit No.	Description of Exhibit
10.1	Amendment to Executive Employment Agreement between Martine A. Rothblatt and United Therapeutics Corporation, dated April 2, 1999, as previously amended.

10.2	Amendment to Employment Agreement between Roger Jeffs, Ph.D. and United Therapeutics Corporation dated November 29, 2000, as previously amended.

10.3	Amendment to Employment Agreement between Fred Hadeed and United Therapeutics Corporation dated January 3, 2000, as previously amended.

10.4	Amendment to Employment Agreement between Paul A. Mahon and United Therapeutics Corporation dated June 16, 2001, as previously amended.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED THERAPEUTICS CORPORATION (Registrant)

Dated: December 29, 2004	By:	/s/ Paul A. Mahon

	Name:	Paul A. Mahon
	Title:	General Counsel

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
10.1	Amendment to Executive Employment Agreement between Martine A. Rothblatt and United Therapeutics Corporation, dated April 2, 1999, as previously amended.

10.2	Amendment to Employment Agreement between Roger Jeffs, Ph.D. and United Therapeutics Corporation dated November 29, 2000, as previously amended.

10.3	Amendment to Employment Agreement between Fred Hadeed and United Therapeutics Corporation dated January 3, 2000, as previously amended.

10.4	Amendment to Employment Agreement between Paul A. Mahon and United Therapeutics Corporation dated June 16, 2001, as previously amended.